UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2024

Evolve Transition Infrastructure LP
(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2024 (the “Closing Date”), in connection with the LCR Exercise (as defined below), Richard S. Langdon and Steven E. Meisel stepped down from their roles as members of the Board of Directors of Evolve Transition Infrastructure GP LLC (the “General Partner”) of Evolve Transition Infrastructure LP (the “Partnership”).
Item 8.01 Other Events.
On the Closing Date, the General Partner completed the purchase of all outstanding common units representing limited partner interests in the Partnership (the “Common Units”) (other than Common Units held by the General Partner or its controlled affiliates) pursuant to the previously announced exercise of the limited call right (the “LCR Exercise”) provided for in Section 15.1 of the Partnership’s Third Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”). As a result of of the LCR Exercise, the General Partner and its controlled affiliates own all of the economic interests of the Partnership and are entitled to all of the benefits resulting from those interests.
Trading of the Common Units was suspended as of the open of trading on the NYSE American on February 16, 2024. On the Closing Date, the NYSE American filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to withdraw the Common Units from listing on the NYSE American and from registration under Section 12(b) of the Exchange Act. The Partnership intends to file a Form 15 with the SEC on February 26, 2024 requesting that the reporting obligations of the Partnership under Sections 13(a) and 15(d) of the Exchange Act be suspended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE TRANSITION INFRASTRUCTURE LP
	By:	Evolve Transition Infrastructure GP LLC, its general partner

Date: February 16, 2024	By:	/s/ Charles C. Ward
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary